UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                ORLANDO DIVISION

In re:

LASERSIGHT TECHNOLOGIES, INC.                       Case No. 6:03-bk-10370-ABB
                                                    Judge Briskman
             Debtor.                                Chapter 11




                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)
                                 FOR THE PERIOD
                            FROM 11/01/03 TO 11/30/03


Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.



                                                     Frank M. Wolff
                                                     Attorney for Debtor


Debtor's Address                                     Attorney's Address
and Phone Number                                     and Phone Number

6848 Stapoint Ct.                                    Frank M. Wolff
Winter Park, FL  32792                               Fla. Bar No. 3119521
407 / 678-9900                                       Wolff, Hill, McFarlin &
                                                                Herron, P.A.
                                                     1851 W. Colonial Dr.
                                                     Orlando, FL  32804
                                                     Telephone: 407 / 648-0058
                                                     Facsimile:  407 / 648-0681




                      MONTHLY FINANCIAL REPORT FOR BUSINESS

FOR THE PERIOD BEGINNING:             11/01/03                           AND ENDING :            11/30/03
                            --------------------------                               --------------------------------

Name of Debtor:           LaserSight Technologies, Inc.                 Case Number  :      6:03-bk-10370-ABB
                          ----------------------------                               --------------------------------
Date of Petition:                   9/5/2003
                          ----------------------------


                                                                      CURRENT                 CUMULATIVE
                                                                       MONTH               PETITION TO DATE
                                                                 ---------------           -----------------

     1.CASH AT BEGINNING OF PERIOD                                       118,393.84                     0.00
                                                                 ------------------         ----------------
     2.RECEIPTS:
       A.  Cash Sales
                                                                 ------------------         ----------------
             Less: Cash Refunds
                                                                 ------------------         ----------------
             Net Cash Sales                                                    0.00                    0.00
                                                                 ------------------         ----------------
       B.  Collection on Postpetition A/R                                 22,046.50              288,648.26
                                                                 ------------------         ----------------
       C.  Collection on Prepetition A/R                                  47,973.80              383,079.56
                                                                 ------------------         ----------------
       D.  Other Receipts (Attach List)                                      561.75               62,663.88
                                                                 ------------------         ----------------
            (If you receive rental income,
             you must attach a rent roll.)
     3.TOTAL RECEIPTS                                                     70,582.05              734,391.70
                                                                 ------------------         ----------------

     4.TOTAL CASH AVAILABLE FOR
       OPERATIONS                        (Line 1 + Line 3)               188,975.89              734,391.70
                                                                 ------------------         ----------------

     5.DISBURSEMENTS
       A. U.S. Trustee Quarterly Fees 2,250.00
                                                                 ------------------         ----------------
       B.  Net Payroll                                                    33,206.01              274,125.25
                                                                 ------------------         ----------------
       C.  Payroll Taxes Paid                                             10,854.69               89,444.82
                                                                 ------------------         ----------------
       D. Sales and Use Taxes
                                                                 ------------------         ----------------
       E. Other Taxes
                                                                 ------------------         ----------------
       F.  Rent                                                           19,494.42               56,347.77
                                                                 ------------------         ----------------
       G.  Other Leases (Attachment 2)                                                                 0.00
                                                                 ------------------         ----------------
       H.  Telephone                                                       4,081.46               11,311.14
                                                                 ------------------         ----------------
       I.   Utilities                                                      4,054.55                7,583.44
                                                                 ------------------         ----------------
       J.  Travel & Entertainment                                          3,983.15               47,850.74
                                                                 ------------------         ----------------
       K. Vehicle Expenses
                                                                 ------------------         ----------------
       L.  Office Supplies                                                 4,811.57               13,063.89
                                                                 ------------------         ----------------
       M.  Advertising
                                                                 ------------------         ----------------
       N.   Insurance (Attachment 7)                                      34,087.38              113,011.30
                                                                 ------------------         ----------------
       O.  Purchases of Fixed Assets (Attach. 3)                                                       0.00
                                                                 ------------------         ----------------
       P.  Purchases of Inventory (Attachment 3)                              42.13                9,739.53
                                                                 ------------------         ----------------
       Q.  Manufacturing Supplies                                                                  4,341.38
                                                                 ------------------         ----------------
       R.  Repairs & Maintenance                                                                   1,213.03
                                                                 ------------------         ----------------
       S.  Payments to Secured Creditors                                   6,000.00               28,000.00
                                                                 ------------------         ----------------
       T.  Other Operating Expense                                         1,503.95                9,252.83
                                                                 ------------------         ----------------
                  (Attach List)
6.     TOTAL CASH DISBURSEMENTS                                          122,119.31              667,535.12
                                                                 ------------------         ----------------

7.     ENDING CASH BALANCE                   (Attachment 4)               66,856.58               66,856.58
                                                                 ------------------         ----------------
        (Line 4 - Line 6)

       I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.
       This 19th day of December, 2003.
                                                                                  /s/ Danghui ("David") Liu
                                                                                  --------------------------------------
                                                                                  Danghui ("David") Liu, Vice President




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




                                           Amount        Amount       Amount    Customer             Description
                                           #6651         #5501        #5451

    A/R Collections             70,020.30

                                                               25.60                                 Cobra Reimbursement
                                                              179.26                                 Refund Travel Advance
                                                               27.79                                 Refund Deposit
                                                               18.42
                                                               90.04


                                                            2,536.50             Carevision          Sent to GE lockbox in error
                                                           -1,970.00             Optilaser           Sent to GE lockbox in error



                                                             -345.86                                 Bank Chgs on wire transfers




    Other Receipts                 561.75   0.00              561.75   0.00

    Cash Receipts               70,582.05






                                                  Amount       Amount       Amount       Vendor            Description
                                                  #6651         #5501        #5451

    Disbursements                   120,615.36


                                                                 1,106.48                                  Bank Chgs
                                                                                397.47  ADP                 P/R Chgs














    Other Op Exp                      1,503.95       0.00        1,106.48       397.47

    Cash Disbursements              122,119.31





                                  ATTACHMENT 1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
              ----------------------------------------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   11/01/03                                           and ending           11/30/03
                            ----------------------------                                  ----------------------------

ACCOUNTS RECEIVABLE AT PETITION DATE:                              11,664,819.29
                                                                 ---------------

ACCOUNTS RECEIVABLE RECONCILIATION (Include all accounts receivable, pre-petition and postpetition, including charge card sales which have not been received):


                      Beginning of Month Balance                   10,739,764.12
                                                                 ---------------

                    PLUS:    Current Month New Billings                22,046.50
                                                                 ---------------

                    LESS:    Collection During the Month               70,020.30
                                                                 ---------------

                      End of Month Balance                          8,833,982.08(Incl reclass from deferred revenue
                                                                 --------------- & adjustments (Pre-petition) totaling
                                                                                      $1,857,808.24)






-----------------------------------------------------------------------------------------------------------------------
AGING:                (Show the total amount for each age group of accounts incurred since filing the petition)

0-30 Days                31-60 Days            61-90 Days           Over 90 Days           Total
-----------------------  --------------        -----------------    ----------------       --------------------

                   0                                                                                        0
--------------------- -----------------        -----------------    ----------------       --------------------
              100.0%               0.0%                   0.0%                  0.0%                   100.0%

                                  ATTACHMENT 2
                                  ------------
              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
              ----------------------------------------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   11/01/03                                           and ending           11/30/03
                            ----------------------------                                  ----------------------------

In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.

Date                Days
Incurred            Outstanding                Vendor                         Description          Amount
---------           -----------         -----------------------            -------------------   -------------------

See Attached








-----------------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

               Opening Balance (total from prior report)               58,746.09
                                                                 ---------------
PLUS:          New Indebtedness Incurred This Month                     4,906.05
                                                                 ---------------
LESS:          Amount Paid on Prior Accounts Payable                    1,531.27
                                                                 ---------------
               Ending Month Balance                                    62,120.87
                                                                 ---------------


SECURED: List the status of Payments to Secured Creditors and Lessors (Post Petition Only)
-----------------------------------------------------------------------------------------------------------------------


                                                                                                       Total $
Secured                     Date                                       # of PostPetition               Amount of
Creditor/                   Payment            Payment                 Payments                        Post Petition
Lessor                      Due                 Amount                 Delinquent                      Payments
------------------------   --------------  --------------------------  ---------------------          ---------------

GE Healtcare                11/1/2003        20,000.00                    2                           0.00


Agilent Financial           11/18/2003        1,151.28                    3                           0.00
Services (to be rejected during hearing on 12/15)




                                  ATTACHMENT 3
                                  ------------

                        INVENTORY AND FIXED ASSETS REPORT
                        ---------------------------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   11/01/03                                           and ending           11/30/03
                            ----------------------------                                  ----------------------------

                                                                  INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:                                 9,818,951.66
                                                                 ---------------
INVENTORY RECONCILIATION:

        Inventory Balace at Beginning of Month                      9,704,460.71
                                                                 ---------------

        Inventory Purchase During Month                                 7,845.46(Incl. Inventory received which was prepaid
                                                                 ---------------pre-petition)

        Inventory Used or Sold                                         77,328.02
                                                                 ---------------

        Inventory on Hand at End of Month                           9,634,978.15
                                                                 ---------------

METHOD OF COSTING INVENTORY:                                           Standard Cost
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                               FIXED ASSET REPORT
                               ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:                      122,837.93 (Includes Property, Plant and Equipment)
                                                                 ---------------



BREIF DESCRIPTION (First Report Only): Book Value of LaserSight Technologies, Inc. Fixed Assets,
                                       --------------------------------------------------------------------------------
(Incl. Computer Equipment / Leasehold Improvements / Office Equipment /Furniture & Fixtures / Lab Equipment /
-----------------------------------------------------------------------------------------------------------------------
Laser Equipment / R&D Equipment)
-----------------------------------------------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Balue at Beginning of Month                           84,350.51
                                                                 ---------------

          LESS:       Depreciation Expense                             16,753.40
                                                                 ---------------

          PLUS:       New Purchases                                         0.00
                                                                 ---------------

Ending Monthly Balance                                                 67,597.11
                                                                 ---------------


BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING
PERIOD:
----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------




                                  ATTACHMENT 4
                                 -------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------


Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   11/01/03                                           and ending           11/30/03
                            ----------------------------                                  ----------------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.


NAME OF BANK:                        SunTrust Bank               BRANCH:                    University Blvd.
                     -------------------------------------------                     ----------------------------------

ACCOUNT NAME:        LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
                     --------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:      1000013985501
                     --------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:  Disbursements
                    ---------------------------------------------------------------------------------------------------







            Beginning Balance                                         107,982.82
                                                                 ---------------

            Total of Deposits Made                                     70,582.05
                                                                 ---------------

            Total Amount of Checks Written                            122,304.66*
                                                                 ---------------

            Service Charges                                             1,106.48
                                                                 ---------------

            Closing Balance                                            55,153.73
                                                                 ---------------



            Number of First Check Written This Period                                            247
                                                                                          -----------

            Number of Last Check Written This Period                                             292
                                                                                          -----------

            Total Number of Checks Written This Period                                            46
                                                                                          -----------


                               INVESTMENT ACCOUNTS
                               -------------------


Type of Negotiable                  Face Value              Purchase Price             Date of Purchase
       Instrument
-------------------------           --------------          -----------------------    -----------------------

* Includes $45,000.00 transfer to account 1000013985451 (LST P/R acct)



                                  ATTACHMENT 5
                                  ------------
                                 CHECK REGISTER
                                 --------------

Name of Debtor: LaserSight Technologies, Inc.                                  Case Number:     6:03-bk-10370-ABB
                ----------------------------------------------------                      ----------------------------
Reporting Period beginning   11/01/03                                           and ending           11/30/03
                            ----------------------------                                  ----------------------------

A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.


NAME OF BANK:                        SunTrust Bank               BRANCH:                    University Blvd.
                     -------------------------------------------                     ----------------------------------

ACCOUNT NAME:        LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
                     --------------------------------------------------------------------------------------------------

ACCOUNT NUMBER:      1000013985501
                     --------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:  Disbursements
                     --------------------------------------------------------------------------------------------------


Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.


  Date                Check       Payee                              Purpose                                  Amount
                      Number
-----------------     -------     ---------------------           -----------------------------               ---------
    11/12/2003                    LaserSight Technologies         Transfer to acct 1000013985451              22,000.00
    11/21/2003                    LaserSight Technologies         Transfer to acct 1000013985451              23,000.00

                                                                                                         --------------
                                                                  Total DIP transfers                         45,000.00



                                                                                                         --------------
                       TOTAL NONDISBURSEMENT TRANSFERS                                                        45,000.00

                       0247-0292 See Attached                                                                 71,304.66
                       w/t       Heller Healtcare                                                              6,000.00

                                                                                                         --------------
                         TOTAL ACTUAL DISBURSEMENTS                                                           77,304.66

                         TOTAL AMOUNT CHECKS WRITTEN/DISBURSEMENTS                                           122,304.66





                                  ATTACHMENT 4
                                  ------------

                       MONTHLY BANK ACCOUNT RECONCILIATION
                       -----------------------------------




Name of Debtor: LaserSight Technologies, Inc.                         Case Number: 6:03-bk-10370-ABB
                ----------------------------------------------------               ----------------------------

Reporting Period beginning            11/01/03                            and ending  11/30/03
                            ----------------------------                           ----------------------------
A separate sheet is required for each bank account, including all savings and investment accounts, i.e. certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK:                        SunTrust Bank               BRANCH:                    University Blvd.
                     -------------------------------------------                     ----------------------------------
ACCOUNT NAME:        LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
                     --------------------------------------------------------------------------------------------------
ACCOUNT NUMBER:      1000013985451
                     --------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:  Payroll & Taxes
                     --------------------------------------------------------------------------------------------------





            Beginning Balance                                          10,411.02
                                                                 ---------------

            Total of Deposits Made                                     45,000.00(transfers from LST Acct# 5501
                                                                 --------------

            Total Amount of Checks Written                             43,310.70
                                                                 ---------------

            Service Charges                                               397.47(ADP Chgs)
                                                                 ---------------

            Closing Balance                                            11,702.85
                                                                 ---------------



            Number of First Check Written This Period                                                     74
                                                                                               --------------

            Number of Last Check Written This Period                                                      73
                                                                                               --------------

            Total Number of Checks Written This Period                                                     0
                                                                                               --------------


                               INVESTMENT ACCOUNTS
                               -------------------


Type of Negotiable                  Face Value                     Purchase Price                    Date of Purchase
       Instrument
-------------------------           --------------                 -----------------------           ----------------------




                                  ATTACHMENT 5
                                  ------------
                                 CHECK REGISTER
                                 --------------


Name of Debtor: LaserSight Technologies, Inc.                         Case Number: 6:03-bk-10370-ABB
                ----------------------------------------------------               ----------------------------

Reporting Period beginning            11/01/03                            and ending  11/30/03
                            ----------------------------                           ----------------------------


NAME OF BANK:                        SunTrust Bank               BRANCH:                    University Blvd.
                     -------------------------------------------                     ----------------------------------
ACCOUNT NAME:        LaserSight Technologies, Inc. / Debtor in Possession / Case# 03-10370-6B1
                     --------------------------------------------------------------------------------------------------
ACCOUNT NUMBER:      1000013985451
                     --------------------------------------------------------------------------------------------------

PURPOSE OF ACCOUNT:  Payroll & Taxes
                                      -------------------------------------------------------------------------------------------

Account for All Check Numbers, Including Voided, Lost Stopped Payment, Etc.


  Date                Check       Payee                              Purpose                                Amount
                      Number
-----------------     -------     ---------------------           -----------------------------            ------------

     11/15/2003          w/t       ADP                            P/R Taxes - 11/15/03                      5,480.54
     11/15/2003          w/t       ADP                            P/R - 11/15/03                           15,653.71
     11/30/2003          w/t       ADP                            P/R Taxes - 11/30/03                      5,374.15
     11/30/2003          w/t       ADP                            P/R - 11/30/03                           16,802.30

                                                                                                           ------------
                                                                                                           43,310.70







                                  ATTACHMENT 6
                                  ------------
                               MONTHLY TAX REPORT
                               ------------------


Name of Debtor: LaserSight Technologies, Inc.                         Case Number: 6:03-bk-10370-ABB
                ----------------------------------------------------               ----------------------------

Reporting Period beginning            11/01/03                            and ending  11/30/03
                            ----------------------------                           ----------------------------



                           TAXES PAID DURING THE MONTH
                           ---------------------------

Report all post-petition taxes paid or deposited into the tax account.
Date                       Bank                                 Description                        Amount
---------------            -------------            ------------------------------------           ---------------

      11/15/03             Deutsche Bank            ADP Payroll Deposit                             5,480.54
(Deposited 11/13/03)       Trust Co-Americas

      11/30/03             Deutsche Bank            ADP Payroll Deposit                             5,374.15
(Deposited 11/24/03)       Trust Co-Americas



----------------------------------------------------------------------------------------------------------------------

                               TAXES OWED AND DUE
                               ------------------

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax,
unemployment tax, and State workmen's compensation.  Date last tax return filed                                              .
                                                                                                   -------------------
Period return covers
                           -------------------------------------------------------------

                                       Date
      Name of Taxing                   Payment
         Authority                     Due                     Description                           Amount
----------------------------           --------------  ---------------------------------             -------------




                                  ATTACHMENT 7
                                  ------------
                    SUMMARY OF OFFICER OR OWNER COMPENSATION
                    ----------------------------------------
                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                  --------------------------------------------


Name of Debtor: LaserSight Technologies, Inc.                         Case Number: 6:03-bk-10370-ABB
                ----------------------------------------------------               ----------------------------

Reporting Period beginning            11/01/03                            and ending  11/30/03
                            ----------------------------                           ----------------------------

Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

Name of Officer or Owner                                  Title                            Amount Paid
----------------------------------------------------------------------------------------------------------------------

Liu, Danghui                                              Interim CEO                             15,000.00
Davis, Richard                                            VP                                      10,833.34
Weida, Charles                                            VP                                      10,416.66
Shi, Zhentian                                             VP                                       7,500.00


----------------------------------------------------------------------------------------------------------------------

                                PERSONNEL REPORT
                                ----------------


                                                                      Full Time            Part Time

Number of employees at beginning of period                                      24                        0
                                                                      -------------        -----------------

Number hired during the period                                                   0                        0
                                                                      -------------        -----------------

Number terminated or resigned during period                                      1                        0
                                                                      -------------        -----------------

Number of employees on payroll at end of period                                 23                        0
                                                                      -------------        -----------------


----------------------------------------------------------------------------------------------------------------------

                                       CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

                            Agent &                                                                                     Date
                             Phone                                                Coverage                 Expiration  Premium
   Carrier                  Number                        Policy No.              Type                      Date         Due
                                                                                                           ------      ------
-------------------------  -----------------------------  -----------------        ----------

See Attached








                                  ATTACHMENT 8
                                  ------------



                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------





































We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
       ------------------------------------

LASERSIGHT INCORPORATED
CAUTIONARY STATEMENT

The Company cautions readers not to place undue reliance upon the information contained herein. The Monthly Operating Report ("Operating Report") contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Operating Report contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently, such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties, including, but not limited to, the Company's having filed for bankruptcy and factors relating to the Company's operations and the business environment in which the Company operates, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the Company's ability to operate pursuant to its [financing facility]; the ability of the Company to obtain and maintain normal terms with its vendors and other service providers; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended December 31, 2002 and the quarterly report on Form 10-Q March 31, 2003. The Company's most recent fiscal quarter on file. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.